CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Financial Officer of Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund"), with respect to the Fund's Form N-CSR for the period ended September 30, 2008 as filed with the Securities and Exchange Commission (the "Commission"), hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 9, 2008


                                           /s/ Matthew J. Davis
                                           ------------------------
                                           Matthew J. Davis
                                           Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.